Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H1 Q1 3PL in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately first half first quarter Third-party logistics

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S 4

• • • •

• • • (dollars in millions, except per share amounts) Q1'23 Q1'22 Change Net Sales $820.6 $761.5 +8% Gross margin 48.7% 49.7% -100 bps SG&A percent of net sales 42.3% 39.3% +300 bps Operating income $56.4 $83.7 -33% Operating margin 6.9% 11.0% -410 bps Net income $46.2 $66.8 -31% Diluted EPS $0.74 $1.03 -28%

• • • • •

• • • • • • • • • •

Headwinds • Channel Profitability: lower DTC margins due to higher promotional activity and elevated outbound freight costs • Channel & Region Sales Mix: shift towards lower margin regions • FX: unfavorable effects from foreign currency hedge rates Tailwinds • Other: lower inbound freight costs • Channel Profitability: higher wholesale margins driven by price increases more than offsetting inflationary product costs, partially offset by actions to reduce excess inventory

• • • •

• • • • • • • • • • • • • • • •

• • • - - • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company™

CFO Commentary and Financial Review

First Quarter 2023

April 27, 2023



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties include those relating to the impact of economic conditions, including inflationary pressures; supply chain constraints and expenses; elevated marketplace inventories; changes in consumer behavior and confidence; as well as geopolitical tensions. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer	"+" or "up"	increased	"$##M"	in millions of U.S. dollars
DTC.com	DTC e-commerce	"-" or "down"	decreased	"$##B"	in billions of U.S. dollars
DTC B&M	DTC brick & mortar	LSD%	low-single-digit percent	c.c.	constant-currency
y/y	year-over-year	MSD%	mid-single-digit percent	M&A	mergers & acquisitions
U.S.	United States	HSD%	high-single-digit percent	FX	foreign exchange
LAAP	Latin America and Asia Pacific	LDD%	low-double-digit percent	~	approximately
EMEA	Europe, Middle East and Africa	low-20%	low-twenties percent	H1	first half
SG&A	selling, general & administrative	mid-30%	mid-thirties percent	Q1	first quarter
EPS	earnings per share	high-40%	high-forties percent	3PL	Third-party logistics
bps	basis points				

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES
Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



Q1'23 FINANCIAL OVERVIEW

Q1'23 FINANCIAL RESULTS COMPARED TO Q1'22

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$821M	48.7%	6.9%	$0.74
+8%	-100 bps	-410 bps	-28%

Q1'23 Highlights:

- Global net sales grew 8% (10% c.c.), primarily reflecting earlier shipment of Spring '23 wholesale orders and DTC growth.
- A return to normalized supply chain lead times enabled earlier receipt of Spring '23 inventory which drove improved wholesale on-time deliveries.
- Operating margin pressure primarily reflects gross margin contraction, due to increased promotional activity, and elevated SG&A expense growth.
- Exited the quarter with $460.6 million of cash and short-term investments and no borrowings.

Q1'23 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q1'23	Q1'22	Change
Net Sales	$820.6	$761.5	+8%
Gross margin	48.7%	49.7%	-100 bps
SG&A percent of net sales	42.3%	39.3%	+300 bps
Operating income	$56.4	$83.7	-33%
Operating margin	6.9%	11.0%	-410 bps
Net income	$46.2	$66.8	-31%
Diluted EPS	$0.74	$1.03	-28%

Commentary on factors impacting Q1'23 financial results:

- Geographically, net sales growth was led by international markets, which generated 17% growth (+25% c.c.). U.S. sales grew 3%, led by DTC brick & mortar and wholesale, partially offset by a decrease in DTC e-commerce.
- Gross margin decline primarily reflected increased promotional activity, compared to exceptionally low promotions in first quarter 2022, partially offset by favorable inbound freight costs.
- SG&A expense growth primarily reflected higher supply chain costs related to elevated inventory levels and third-party logistics transition costs, higher DTC expenses to support growth, and investments to support our strategies.

Q1'23 NET SALES OVERVIEW

Q1'23 NET SALES AND GROWTH VS. Q1'22

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

+12% (+14% c.c.)

$633M

FOOTWEAR:

-4% (-1% c.c.)

$188M

- Columbia footwear and SOREL declined in the quarter, highlighting challenging dynamics in the footwear market.

BRAND PERFORMANCE

Columbia

+9% (+12% c.c.)

$703M

SOREL

-5% (-3% c.c.)

$61M

prAna

-1% (-1% c.c.)

$32M

MOUNTAIN HARDWEAR

+16% (+18% c.c.)

$25M

- Columbia, Mountain Hardwear and prAna benefitted from earlier shipment of Spring '23 wholesale orders.
- SOREL declines were primarily driven by lower wholesale sales, partially offset by DTC.com growth.

CHANNEL PERFORMANCE

WHOLESALE:

+11% (+14% c.c.)

$453M

DTC:

+4% (+7% c.c.)

$368M

- Wholesale grew y/y primarily due to earlier shipment of Spring '23 orders.
- DTC B&M +8%, DTC.com -1%

Q1'23 REGIONAL NET SALES PERFORMANCE

Q1'23 NET SALES AND GROWTH VS. Q1'22



CANADA
+35% (+43% c.c.)
$58M
U.S.
+3% (+3% c.c.)
$518M
EMEA
+14% (+20% c.c.)
$108M
LAAP
+12% (+22% c.c.)
$137M

All regions outside the U.S. were negatively impacted by foreign exchange rates.
Commentary below on primary drivers reflects constant currency performance.

U.S.

- **Wholesale: up MSD%**, primarily driven by earlier shipment of Spring '23 orders
- **DTC: up LSD%**, DTC B&M up HSD%, DTC.com down HSD%
- The company had 156 stores (138 outlet, 18 branded) exiting Q1'23 vs. 143 stores (130 outlet, 13 branded) exiting Q1'22

LAAP

- **Japan: up LSD%** (up high-teens% c.c.), improved consumer demand aided by the anniversary of prior year state of emergency, as well as earlier shipment of Spring '23 orders
- **China: up low-teens%** (up mid-20% c.c.), aided by strong consumer demand as COVID-19 restrictions eased
- **Korea: down low-20%** (down high-teens% c.c.), reflects challenging footwear market and the impact of retail store closures
- **LAAP distributor: up low-110%**, driven by earlier shipment of robust Spring '23 orders

EMEA

- **Europe-direct: up low-20%** (up high-20% c.c.), with broad-based omni-channel growth, as well as earlier shipment of Spring '23 orders.
- **EMEA distributor: down low-teens%**, reflecting lack of shipments to Russia, partially offset by healthy growth in non-Russian markets

Canada

- **+35%** (+43% c.c.), with broad-based omni-channel growth, as well as earlier shipment of Spring '23 orders

Q1'23 GROSS MARGIN BRIDGE

Q1'23 gross margin contracted 100 bps y/y to 48.7%



49.7%
48.7%
Q1'22
Channel Profitability
Channel & Region Mix
FX
Other
Q1'23

Gross Margin contraction primarily reflects:

Headwinds

- **Channel Profitability:** lower DTC margins due to higher promotional activity and elevated outbound freight costs
- **Channel & Region Sales Mix:** shift towards lower margin regions
- **FX:** unfavorable effects from foreign currency hedge rates

Tailwinds

- **Other:** lower inbound freight costs
- **Channel Profitability:** higher wholesale margins driven by price increases more than offsetting inflationary product costs, partially offset by actions to reduce excess inventory

Q1'23 SG&A BRIDGE VS LAST YEAR

SG&A increased 16% to $347.4 million



$299.1 M
$347.4 M
Q1'22
Supply Chain
Omni-Channel
Enterprise Technology
Demand Creation
Other
Q1'23

Primary SG&A Expense Growth Drivers

- **Supply Chain**: higher warehousing and fulfillment expenses, resulting from elevated inventory levels as well as 3PL transition costs.
- **Omni-Channel**: including higher DTC expenses to support growth and new stores
- **Enterprise Technology**: increased personnel expense to support digital strategies
- **Demand Creation**: represents 6.0% of sales vs. 5.9% in Q1'22

Q1'23 SG&A expenses were 42.3% of net sales compared to 39.3% in Q1'22

BALANCE SHEET OVERVIEW

Balance Sheet as of March 31, 2023

Cash, Cash Equivalents and Short-term Investments

$461M

Cash, cash equivalents and short-term investments totaled $460.6M, compared to $610.3M as of March 31, 2022.

Inventory

+34%

Inventories +34% y/y to $959M driven by elevated carryover inventory, earlier receipt of current season inventory, and to a lesser extent, increased older season inventory. Older season inventories represent a manageable portion of our total inventory mix.

Exiting the quarter, on-hand inventories increased 78%, while in-transit inventory decreased 35%.

To address higher inventory levels, we have adjusted future inventory purchases and we are leveraging our outlet store fleet to clear excess inventory. Inventory will remain elevated into H2'23, as we carry forward inventory into future seasons, balancing reducing inventory levels with maintaining profitability.



CAPITAL OVERVIEW

Q1'23 Net Cash provided by Operations

$78M

Net cash flow provided by operating activities was $78.0M, compared to net cash flow used in operating activities of $33.8M for the same period in 2022. Inventory was the primary driver of the improvement in operating cash flows.

Q1'23 Capital Expenditures

$14M

Capital expenditures totaled $14.0M compared to $12.9M for the same period in 2022.

Q1'23 Share Repurchases

$16M

The Company repurchased 179,421 shares of common stock for an aggregate of $15.8M, for an average price per share of $87.80.

Declared Dividend

$0.30

The Board of Directors approved a regular cash dividend of $0.30 per share, payable on June 1, 2023, to shareholders of record on May 18, 2023.



2023 FINANCIAL OUTLOOK

The Company's 2023 Financial Outlook and the underlying assumptions are forward-looking in nature, and the forward-looking statements reflect our expectations as of April 27, 2023 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" above. These risks and uncertainties limit our ability to accurately forecast results. This outlook reflects our estimates as of April 27, 2023 regarding the impact of economic conditions, including inflationary pressures; supply chain constraints and expenses; elevated marketplace inventories; changes in consumer behavior and confidence; as well as geopolitical tensions. This outlook and commentary assume macro-economic conditions, particularly in the United States, do not materially deteriorate. Projections are predicated on normal seasonal weather globally.

	2023 Financial Outlook	Outlook compared to 2022
Net sales	**$3.57B to $3.67B** (unchanged)	**+3% to +6%** (unchanged)
Gross margin	**~50%** (unchanged)	**approximately 60 bps expansion** (unchanged)
SG&A percent of net sales	**39.0% to 39.2%** (prior 38.3% to 39.0%)	**130 bps to 150 bps deleverage** (prior 60 bps to 130 bps deleverage)
Operating margin	**11.6% to 11.8%** (prior 11.6% to 12.2%)	**30 bps to 50 bps leverage** (prior 30 bps to 90 bps leverage)
Operating income	**$413M to $432M** (prior $413M to $448M)	**+5% to +10%** (prior +5% to +14%)
Effective income tax rate	**~24.5%** (unchanged)	**2022 effective tax rate of 21.6%**
Net income	**$322M to $336M** (prior $322M to $347M)	**+3% to +8%** (prior +3% to +11%)
Diluted EPS	**$5.15 to $5.40** (prior $5.15 to $5.55)	**+4% to +9%** (prior +4% to +12%)

2023 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales	<u>Anticipated net sales growth primarily reflects:</u> • Net sales growth is expected to be led by Columbia and SOREL up HSD%, partially offset by a decline in prAna while Mountain Hardwear is expected to be essentially flat. • All four geographic segments are anticipated to grow in 2023, led by LAAP. • From a product category perspective, apparel and footwear are expected to grow at approximately the same rate. • From a channel perspective, DTC is anticipated to grow faster than Wholesale, with DTC B&M expected to grow faster than DTC.com. • DTC B&M sales growth includes the annualization of new stores opened in 2022 as well as the contribution from 7 net new stores in North America and 4 in Europe-direct markets planned for 2023.
Gross margin	<u>Anticipated gross margin expansion primarily reflects:</u> • lower inbound freight costs and, to a lesser degree; • a favorable channel mix shift; partially offset by: • lower channel profitability reflecting a more promotional retail environment as well as the impact of inventory reduction actions.
SG&A % of net sales	<u>Anticipated SG&A expense growth includes:</u> • higher omni-channel spend, including higher DTC expenses to support growth and new stores; • higher supply chain costs primarily related to the carrying of elevated inventory levels, which are expected to normalize late in the year; • higher incentive compensation expense; • higher enterprise technology spend, including increased personnel expense to support digital strategies; and • higher demand creation spend. This outlook contemplates maintaining our demand creation spend, as a percent of sales, at 5.9 percent.
Effective tax rate and share count	• The full year effective tax rate in our 2023 financial outlook is ~24.5%. • The 2023 effective tax rate is anticipated to be higher than the effective tax rate from 2019-2022 as the prior years included separate discrete tax items which lowered the effective tax rate in each year. • The $5.15 to $5.40 diluted earnings per share range is based on estimated weighted average diluted shares outstanding of 62.4 million (prior 62.5 million) .

2023 ASSUMPTIONS AND FIRST HALF OUTLOOK

Foreign currency	• Foreign currency translation is expected to reduce net sales growth by approximately 20 bps (prior 30 bps) reflecting expected unfavorable foreign currency translation impacts through the first half of the year largely offset by expected favorable impacts in the latter part of the year. • Foreign currency is expected to have an approximately $0.03 (prior $0.05) negative impact on diluted earnings per share due primarily to unfavorable foreign currency transactional effects from hedging of inventory production.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to exceed $600M (prior over $500M). – Inventory growth is expected to moderate in H1'23 and decline in H2'23. – For the year, inventory purchases are planned to decrease greater than 20 percent compared to last year. • Capital expenditures are planned to be between $70M to $80M (prior $70M to $90M).
First half commentary	• The Company expects mid-single-digit percent growth in H1'23 (unchanged). • H1'23 diluted EPS is expected to be at the low end of our prior range of $0.75 to $0.90 compared to H1'22 diluted EPS of $1.16. Q2 is the Company's lowest volume sales quarter and small changes in the timing of product shipments and expenses can have a material impact on reported results. • Year-over-year inventory growth is anticipated to remain elevated in Q2, due to expected earlier receipt of Fall '23 inventory. The Q2 year-over-year inventory growth rate is anticipated to slow, relative to Q1 inventory growth, before turning to a year-over-year decline starting in Q3.


APPENDIX

FIRST QUARTER 2023 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended March 31,					
(In millions, except percentage changes)	Reported Net Sales 2023	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2023[1]	Reported Net Sales 2022	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 517.5	$ —	$ 517.5	$ 501.9	3%	3%
Latin America and Asia Pacific	136.4	11.9	148.3	121.7	12%	22%
Europe, Middle East and Africa	108.3	5.3	113.6	94.7	14%	20%
Canada	58.4	3.4	61.8	43.2	35%	43%
Total	$ 820.6	$ 20.6	$ 841.2	$ 761.5	8%	10%
Brand Net Sales:						
Columbia	$ 702.8	$ 19.2	$ 722.0	$ 643.8	9%	12%
SOREL	60.5	0.9	61.4	63.6	(5)%	(3)%
prAna	32.5	—	32.5	32.7	(1)%	(1)%
Mountain Hardwear	24.8	0.5	25.3	21.4	16%	18%
Total	$ 820.6	$ 20.6	$ 841.2	$ 761.5	8%	10%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 632.6	$ 14.9	$ 647.5	$ 565.9	12%	14%
Footwear	188.0	5.7	193.7	195.6	(4)%	(1)%
Total	$ 820.6	$ 20.6	$ 841.2	$ 761.5	8%	10%
Channel Net Sales:						
Wholesale	$ 452.5	$ 11.1	$ 463.6	$ 408.2	11%	14%
DTC	368.1	9.5	377.6	353.3	4%	7%
Total	$ 820.6	$ 20.6	$ 841.2	$ 761.5	8%	10%

(1) Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

THREE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash used in operating activities to free cash flow
(Unaudited)

	Three Months Ended March 31,	
(In millions)	2023	2022
Net cash provided by (used in) operating activities	$ 78.0	$ (33.8)
Capital expenditures	(14.0)	(12.9)
Free cash flow	$ 64.0	$ (46.7)

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna